 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 15, 2020

HOOKIPA PHARMA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38869	81-5395687
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Fifth Avenue, 72nd Floor, Suite 7240
New York, New York	10118
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +43 1 890 63 60

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	HOOK	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Sander van Deventer

On June 15, 2020, Sander van Deventer, M.D., Ph.D. notified HOOKIPA Pharma Inc. (the “Company”) of his intent to resign from the Company’s Board of Directors (the “Board”) and from his position as member of the Audit Committee of the Board, effective as of June 16, 2020. Dr. van Deventer’s decision to resign from the Board was not the result of any dispute or disagreement with the Company or the Company’s Board on any matter relating to the operations, policies or practices of the Company.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its previously announced Annual Meeting of Stockholders (the “Annual Meeting”) on June 18, 2020, at which a quorum was present. As of April 20, 2020, the record date for the Annual Meeting, there were 21,824,990 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The Company’s stockholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on April 28, 2020: (i) to elect Joern Aldag, Jan van de Winkel and David R. Kaufman as Class I directors of the Company each to serve for a three-year term expiring at the Company’s annual meeting of stockholders in 2023 and until their successors have been elected and qualified (“Proposal 1”) and (ii) to ratify the appointment of PwC Wirtschaftsprüfung GmbH as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (“Proposal 2”).

The Company’s stockholders approved the Class I director nominees recommended for election in Proposal 1 at the Annual Meeting. The Company’s stockholders voted for the Class I directors as follows:

Class I Director Nominee	For	Withhold	Broker Non-Votes
Joern Aldag	13,126,298	222,396	2,831,834
Jan van de Winkel	11,023,253	2,325,441	2,831,834
David R. Kaufman	13,121,422	227,272	2,831,834

The Company’s stockholders approved Proposal 2. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain
16,145,049	25,295	10,184

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

Item 8.01.	Other Events.

On June 19, 2020, the Company issued a press release announcing the resignation of Sander van Deventer as a member of the Board. A copy of the press release is attached as Exhibit 99.1 to this report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release issued by HOOKIPA Pharma Inc. on June 19, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2020	HOOKIPA Pharma Inc.

	By:	/s/ Joern Aldag
Joern Aldag Chief Executive Officer (Principal Executive Officer)